STATEMENT OF ADDITIONAL INFORMATION

           INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
                          WITH FLEXIBLE CONTRIBUTIONS

                                   ISSUED BY

                           LPLA SEPARATE ACCOUNT ONE

                                      AND

                     LONDON PACIFIC LIFE & ANNUITY COMPANY



THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 1997, AS AMENDED NOVEMBER 3, 1997, FOR THE INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS WITH FLEXIBLE CONTRIBUTIONS WHICH ARE REFERRED TO HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION FOR A PROSPECTIVE INVESTOR. FOR A COPY OF THE PROSPECTUS CALL OR WRITE THE COMPANY AT: P.O. BOX 29564, RALEIGH, NORTH CAROLINA 27626; (800) 852-3152.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 1997, AS AMENDED NOVEMBER 3, 1997.

                               TABLE OF CONTENTS

                                                                        PAGE

Company..................................................................3

Experts..................................................................3

Legal  Opinions...................... ...................................3

Distributor........................... ..................................3

Yield  Calculation  for  the Berkeley  Money  Market  Sub-Account........3

Performance  Information.................................................4

Annuity  Provisions......................................................6

Financial  Statements....................................................6



                                    COMPANY

Information regarding London Pacific Life & Annuity Company (the "Company") and its ownership is contained in the Prospectus.

The Company contributed the initial capital to the Separate Account. As of April 1, 1997, the initial capital contributed by the Company represented approximately 17.0% of the total assets of the Separate Account. The Company currently intends to remove these assets from the Separate Account on a pro-rata basis in proportion to money invested in the Separate Account by Owners.

                                    EXPERTS

The financial statements of the Company as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996, and the financial statements of the Separate Account for the period from January 31, 1996 (commencement of operations) to December 31, 1996, included in this Statement of Additional Information have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                LEGAL OPINIONS

Legal matters in connection with the Contracts described herein are being passed
upon  by  the  law  firm  of  Blazzard,  Grodd  &  Hasenauer,   P.C.,  Westport,
Connecticut.

                                  DISTRIBUTOR

London Pacific Financial and Insurance Services acts as the distributor. London Pacific Financial and Insurance Services is an affiliate of the Company. The offering is on a continuous basis.

          YIELD CALCULATION FOR THE BERKELEY MONEY MARKET SUB-ACCOUNT

The Berkeley Money Market Sub-Account of the Separate Account will calculate its current yield based upon the seven days ended on the date of calculation. The Company does not currently advertise any yield information for the Berkeley Money Market Sub-Account.

The current yield of the Berkeley Money Market Sub-Account is computed daily by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing Owner account having a balance of one Accumulation Unit of the Sub-Account at the beginning of the period, subtracting the Mortality and Expense Risk Charge, the Administrative Charge, the Distribution Charge and the Contract Maintenance Charge, dividing the difference by the value of the Owner account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7).

The Berkeley Money Market Sub-Account computes its effective compound yield by determining the net changes (exclusive of capital change) in the value of a hypothetical pre-existing Owner account having a balance of one Accumulation Unit of the Sub-Account at the beginning of the period, subtracting the Mortality and Expense Risk Charge, the Administrative Charge, the Distribution Charge and the Contract Maintenance Charge and dividing the difference by the value of the Owner account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ((Base Period Return +1) 365/7)-1. The current and the effective yields reflect the reinvestment of net income earned daily on the Berkeley Money Market Sub-Account's assets.

Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not.

The yields quoted should not be considered a representation of the yield of the Berkeley Money Market Sub-Account in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Berkeley Money Market Sub-Account and changes in the interest rates on such investments, but also on changes in the Berkeley Money Market Sub-Account's expenses during the period.

Yield information may be useful in reviewing the performance of the Berkeley Money Market Sub-Account and for providing a basis for comparison with other investment alternatives. However, the Berkeley Money Market Sub-Account's yield fluctuates, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time.

                            PERFORMANCE INFORMATION

From time to time, the Company may advertise performance data as described in the Prospectus. Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of a 1.25% Mortality and Expense Risk Charge, a .15% Administrative Charge, a .10% Distribution Charge, the investment advisory fee and expenses for the underlying Portfolio being advertised and any applicable Contract Maintenance Charge.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 purchase payment, and deducting any applicable Contract Maintenance Charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

                                     n
                             P  (1+T)  =  ERV

Where:
   P  =  a hypothetical initial payment of $1,000
   T  =  average annual total return
   n  =  number of years
 ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

In addition to total return data, the Company may include yield information in its advertisements. For each Sub-Account (other than the Berkeley Money Market Sub-Account) for which the Company will advertise yield, it will show a yield quotation based on a 30 day (or one month) period ended on the date of the most recent balance sheet of the Separate Account included in the registration statement, computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per Unit on the last day of the period, according to the following formula:

                                                 6
                     Yield  =  2  [(  a-b  +  1)    -  1]
                                      ----
                                       cd

Where:

        a = Net investment income earned during the period by the Portfolio attributable to shares owned by the Sub-Account.

        b =  Expenses accrued for the period (net of reimbursements).

        c = The average daily number of Accumulation Units outstanding during the period.

        d = The maximum offering price per Accumulation Unit on the last day of the period.

The Company may also advertise performance data which may be computed on a different basis which may not include certain charges. If such charges were deducted, the performance would be lower.

Owners should note that the investment results of each Sub-Account will fluctuate over time, and any presentation of the Sub-Account's total return or yield for any period should not be considered as a representation of what an investment may earn or what an Owner's total return or yield may be in any future period.

                              ANNUITY PROVISIONS

Variable Annuity Payments reflect the investment performance of the Separate Account in accordance with the allocation of the Adjusted Contract Value to the Sub-Accounts during the Annuity Period. Annuity Payments also depend upon the Age of the Annuitant and any Joint Annuitant and the assumed interest factor utilized. The Annuity Table used will depend upon the Annuity Option chosen. The dollar amount of Variable Annuity Payments for each applicable Sub-Account after the first Variable Annuity Payment is determined as follows:

     1. The dollar amount of the first Variable Annuity Payment is divided by the value of an Annuity Unit for each applicable Sub-Account as of the Annuity Date. This sets the number of Annuity Units for each monthly payment for the applicable Sub-Account. The number of Annuity Units remains fixed during the Annuity Period.

     2. The fixed number of Annuity Units per payment in each Sub-Account is multiplied by the Annuity Unit Value for that Sub-Account for the last Valuation Period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment for each applicable Sub-Account.

The total dollar amount of each Variable Annuity Payment is the sum of all Sub-Account Variable Annuity Payments reduced by the applicable portion of the Contract Maintenance Charge.

ANNUITY  UNIT

The value of any Annuity Unit for each Sub-Account of the Separate Account was arbitrarily set initially at $10.

The Sub-Account Annuity Unit Value at the end of any subsequent Valuation Period is determined as follows:

     1. The Net Investment Factor for the current Valuation Period is multiplied by the value of the Annuity Unit for the Sub-Account for the immediately
preceding   Valuation  Period.  The  Net  Investment  Factor  is  equal  to  the
Accumulation Unit Value for the current Valuation Period divided by the Accumulation Unit Value for the immediately preceding Valuation Period.

     2. The result in (1) is then divided by the Assumed Investment Rate Factor which equals 1.00 plus the Assumed Investment Rate for the number of days since the preceding Valuation Date. The Assumed Investment Rate is equal to an effective annual rate of 4%.

The value of an Annuity Unit may increase or decrease from Valuation Period to Valuation Period.

(See  "Annuity  Provisions"  in  the  Prospectus.)

                             FINANCIAL STATEMENTS

The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.



                           LPLA SEPARATE ACCOUNT ONE

                             FINANCIAL STATEMENTS

                                   CONTENTS





Audited  Financial  Statements


Statement  of  Assets  and  Liabilities......... 1
Statement  of  Operations....................... 2
Statement  of  Changes  in  Net  Assets......... 3
Notes  to  Financial  Statements................ 4
Report  of  Independent  Accountants............ 8





                           LPLA SEPARATE ACCOUNT ONE

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

                                                                                  Salomon       Strong
                                                     MFS Total     Salomon U.S.   Money         International   Strong
                                       MAS Value     Return        Quality Bond   Market        Stock           Growth
ASSETS                                 Sub-Account   Sub-Account   Sub-Account    Sub-Account   Sub-Account     Sub-Account
                                       ------------  ------------  -------------  ------------  --------------  ------------

Investments in the LPT
Variable Insurance Trust,
at value (Note 3)                      $    766,457  $  1,046,614  $     926,451  $    417,951  $      565,195  $    722,959
                                       ------------  ------------  -------------  ------------  --------------  ------------

Total Assets                           $    766,457  $  1,046,614  $     926,451  $    417,951  $      565,195  $    722,959
                                       ------------  ------------  -------------  ------------  --------------  ------------

LIABILITIES

Accrued expenses payable to
London Pacific Life & Annuity
 Company  (Note 4)                               22            32             31            16              15            17
Amounts retained by London Pacific
 Life & Annuity Co. in LPLA Separate
 Account One
(Note 7)                                    153,196       139,219        127,999       130,261         133,139       160,583
                                       ------------  ------------  -------------  ------------  --------------  ------------

TOTAL LIABILITIES                           153,218       139,251        128,030       130,277         133,154       160,600
                                       ------------  ------------  -------------  ------------  --------------  ------------

Net Assets Attributable to
Contract Owners                        $    613,239  $    907,363  $     798,421  $    287,674  $      432,041  $    562,359
                                       ============  ============  =============  ============  ==============  ============

UNIT VALUE                             $      12.12  $      11.03  $       10.15  $      10.36  $        10.58  $      12.62
                                       ============  ============  =============  ============  ==============  ============

Units Outstanding                            50,583        82,279         78,700        27,763          40,840        44,555
                                       ============  ============  =============  ============  ==============  ============




                                       Berkeley      Lexington
                                       Smaller       Corporate
                                       Companies     Leaders
ASSETS                                 Sub-Account   Sub-Account
                                       ------------  ------------

Investments in the LPT
Variable Insurance Trust,
at value (Note 3)                      $    674,793  $    489,190
                                       ------------  ------------

Total Assets                           $    674,793  $    489,190
                                       ------------  ------------

LIABILITIES

Accrued expenses payable to
London Pacific Life & Annuity
 Company  (Note 4)                               17            13
Amounts retained by London Pacific
 Life & Annuity Co. in LPLA Separate
 Account One
(Note 7)                                    131,253       144,672
                                       ------------  ------------

TOTAL LIABILITIES                           131,270       144,685
                                       ------------  ------------

Net Assets Attributable to
Contract Owners                        $    543,523  $    344,505
                                       ============  ============

UNIT VALUE                             $      10.35  $      11.51
                                       ============  ============

Units Outstanding                            52,516        29,933
                                       ============  ============

                       See Notes to Financial Statements




                          LPLA SEPARATE ACCOUNT ONE
                            STATEMENT OF OPERATIONS
         FOR THE PERIOD JANUARY 31, 1996 (COMMENCEMENT OF OPERATIONS)
                             TO DECEMBER 31, 1996

                                                                                               Strong
                                                  MFS Total     Salomon U.S.   Salomon Money   International   Strong
                                    MAS Value     Return        Quality Bond   Market          Stock           Growth
INCOME AND EXPENSES                 Sub-Account   Sub-Account   Sub-Account    Sub-Account     Sub-Account     Sub-Account
                                    ------------  ------------  -------------  --------------  --------------  -------------
Income:
  Dividends from the LPT Variable
  Insurance Series Trust            $     19,181  $     15,103  $      37,717  $       15,124  $        2,659  $     38,140

Expenses:
  Mortality and other expense
  charges (Note 4)                         1,620         2,240          5,845           1,903           1,726         1,160
                                    ------------  ------------  -------------  --------------  --------------  -------------

Net investment income                     17,561        12,863         31,872          13,221             933        36,980
                                    ------------  ------------  -------------  --------------  --------------  -------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS.

Net realized gain on sales of
investments                                   29             2            102               0              75           551
                                    ------------  ------------  -------------  --------------  --------------  -------------

Net unrealized appreciation
(depreciation) on investments
  Beginning of period                          0             0              0               0               0             0
  End of period                           40,172        19,948            646               0           2,107        (5,660)
                                    ------------  ------------  -------------  --------------  --------------  -------------
  Net unrealized appreciation
  (depreciation) during period            40,172        19,948            646               0           2,107        (5,660)
                                    ------------  ------------  -------------  --------------  --------------  -------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS                     40,201        19,950            748               0           2,182        (5,109)
                                    ------------  ------------  -------------  --------------  --------------  -------------

Net Increase (Decrease) in Net
Assets Resulting from Operations    $     57,762  $     32,813  $      32,620  $       13,221  $        3,115  $     31,871
                                    ============  ============  =============  ==============  ==============  =============



                                    Berkeley       Lexington
                                    Smaller        Corporate
                                    Companies      Leaders
INCOME AND EXPENSES                 Sub-Account    Sub-Account
                                    -------------  ------------
Income:
  Dividends from the LPT Variable
  Insurance Series Trust            $    112,982   $      4,264

Expenses:
  Mortality and other expense
  charges (Note 4)                         1,558            672
                                    -------------  ------------

Net investment income                    111,424          3,592
                                    -------------  ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS.

Net realized gain on sales of
investments                                   85              4
                                    -------------  ------------

Net unrealized appreciation
(depreciation) on investments
  Beginning of period                          0              0
  End of period                         (142,697)        24,589
                                    -------------  ------------
  Net unrealized appreciation
  (depreciation) during period          (142,697)        24,589
                                    -------------  ------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS                   (142,612)        24,593
                                    -------------  ------------

Net Increase (Decrease) in Net
Assets Resulting from Operations        ($31,188)  $     28,185
                                    =============  ============

                       See Notes to Financial Statements




                           LPLA SEPARATE ACCOUNT ONE
                      STATEMENT OF CHANGES IN NET ASSETS
         FOR THE PERIOD JANUARY 31, 1996 (COMMENCEMENT OF OPERATIONS)
                             TO DECEMBER 31, 1996

                                                                                      Salomon        Strong
                                                       MFS Total      Salomon U.S.    Money          International
                                        MAS Value      Return         Quality Bond    Market         Stock
INCREASE(DECREASE) IN NET               Sub-Account    Sub-Account    Sub-Account     Sub-Account    Sub-Account
                                        -------------  -------------  --------------  -------------  ---------------
  ASSETS FROM OPERATIONS
  Net investment income                 $     17,561   $     12,863   $      31,872   $     13,221   $          933
  Net realized gain on sales                      29              2             102              0               75
  Net unrealized appreciation
  (depreciation) during the period            40,172         19,948             646              0            2,107
                                        -------------  -------------  --------------  -------------  ---------------

Net increase (decrease) in net
  Assets resulting from operations            57,762         32,813          32,620         13,221            3,115
                                        -------------  -------------  --------------  -------------  ---------------

CONTRACT RELATED TRANSACTIONS:
  Transfers in from net premiums             286,034        414,918          95,545      2,841,064          155,627
  Transfers out from contract related
  transactions                                  (357)        (3,655)         (3,368)             0           (1,948)
  Transfers between Separate Account
  investment portfolios                      297,996        477,506         676,623     (2,561,350)         283,386
                                        -------------  -------------  --------------  -------------  ---------------

Net increase in net assets resulting
  from contract related transactions         583,673        888,769         768,800        279,714          437,065
                                        -------------  -------------  --------------  -------------  ---------------

INITIAL CONTRIBUTION BY LONDON
  PACIFIC LIFE & ANNUITY COMPANY             125,000        125,000         125,000        125,000          125,000

Change in amount retained by London
Pacific Life & Annuity Company in
LPLA Separate Account One  (Note 7)         (153,196)      (139,219)       (127,999)      (130,261)         133,139)
                                        -------------  -------------  --------------  -------------  ---------------

INCREASE IN NET ASSETS                       613,239        907,363         798,421        287,674          432,041

NET ASSETS, BEGINNING OF PERIOD                    0              0               0              0                0
                                        -------------  -------------  --------------  -------------  ---------------

NET ASSETS, END OF PERIOD               $    613,239   $    907,363   $     798,421   $    287,674   $      432,041
                                        =============  =============  ==============  =============  ===============



                                                       Berkeley       Lexington
                                        Strong         Smaller        Corporate
                                        Growth         Companies      Leaders
INCREASE(DECREASE) IN NET               Sub-Account    Sub-Account    Sub-Account
                                        -------------  -------------  -------------
  ASSETS FROM OPERATIONS
  Net investment income                 $     36,980   $    111,424   $      3,592
  Net realized gain on sales                     551             85              4
  Net unrealized appreciation
  (depreciation) during the period            (5,660)      (142,697)        24,589
                                        -------------  -------------  -------------

Net increase (decrease) in net
  Assets resulting from operations            31,871        (31,188)        28,185
                                        -------------  -------------  -------------

CONTRACT RELATED TRANSACTIONS:
  Transfers in from net premiums             227,819        246,768        187,429
  Transfers out from contract related
  transactions                                (2,879)        (1,896)           (53)
  Transfers between Separate Account
  investment portfolios                      341,131        336,092        148,616
                                        -------------  -------------  -------------

Net increase in net assets resulting
  from contract related transactions         566,071        580,964        335,992
                                        -------------  -------------  -------------

INITIAL CONTRIBUTION BY LONDON
  PACIFIC LIFE & ANNUITY COMPANY             125,000        125,000        125,000

Change in amount retained by London
Pacific Life & Annuity Company in
LPLA Separate Account One  (Note 7)         (160,583)      (131,253)      (144,672)
                                        -------------  -------------  -------------

INCREASE IN NET ASSETS                       562,359        543,523        344,505

NET ASSETS, BEGINNING OF PERIOD                    0              0              0
                                        -------------  -------------  -------------

NET ASSETS, END OF PERIOD               $    562,359   $    543,523   $    344,505
                                        =============  =============  =============

                       See Notes to Financial Statements




                           LPLA SEPARATE ACCOUNT ONE
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


NOTE  1  -  ORGANIZATION

LPLA Separate Account One ("Separate Account") is a separate investment account of London Pacific Life & Annuity Company ("Company"). The Separate Account was established on November 23, 1994 under the insurance laws of the State of North Carolina for the purpose of issuing flexible payment variable annuity contracts. Under North Carolina's insurance laws, the assets of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account cannot be charged with liabilities arising out of any other business of the Company.

The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Contract owners may allocate their account values to one or more of the Separate Account's investment Sub-Accounts. Funds of the investment Sub-Accounts of the Separate Account are invested exclusively in a corresponding investment portfolio of the LPT Variable Insurance Series Trust ("Trust") managed by LPIMC Insurance Marketing Services ("LPIMC"), a registered investment advisor and a wholly-owned subsidiary of the Company.

NOTE  2  -  SIGNIFICANT  ACCOUNTING  POLICIES

The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Separate Account in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

INVESTMENTS - Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Trust. Realized gains and losses on sales of shares of the Trust are determined based on the first-in, first-out method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Trust.

FEDERAL INCOME TAXES - Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a registered investment company under Sub-Chapter M of the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Separate Account.




                           LPLA SEPARATE ACCOUNT ONE
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

NOTE  3  -  INVESTMENTS

The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Trust at December 31, 1996 were as follows:

_______________________________________________________________________________
                                        Portfolio Information


                             Number of        Aggregate            Net Asset
Investment Sub-Account        Shares             Cost           Value Per Share
________________________________________________________________________________
MAS Value                       64,647  $              726,285  $          11.86
MFS Total Return                96,012               1,026,666             10.90
Salomon U.S. Quality Bond       94,436                 925,805              9.81
Salomon Money Market           417,951                 417,951              1.00
Strong International Stock      53,401                 563,088             10.58
Strong Growth                   60,664                 728,619             11.92
Berkeley Smaller Companies      78,575                 817,490              8.58
Lexington Corporate Leaders     42,749                 464,601             11.44

NOTE  4  -  RELATED  PARTY  TRANSACTIONS

The Company assesses a charge of 1.25% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account .15% and .10% per annum based on the average daily net assets of each Sub-Account for administrative and distribution expenses, respectively. These charges are deducted from the daily unit value of each Sub-Account but are paid to the Company on a monthly basis.

A contract maintenance charge of $36 is currently deducted on the policy anniversary date and upon full surrender of the policy when the accumulated value is $50,000 or less.

London Pacific Financial and Insurance Services ("LPFIS"), a registered broker/dealer and wholly-owned subsidiary of the Company, is principal underwriter and general distributor of the Separate Account. LPFIS does not receive any compensation for sales of the variable annuity contracts.



                           LPLA SEPARATE ACCOUNT ONE
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996



NOTE  5  -  CHANGES  IN  UNITS  OUTSTANDING

Changes in units outstanding for the period January 31, 1996 (commencement of operations) to December 31, 1996 were as follows:

Investment Sub-Account       Units Purchased  Units Transferred   Units Redeemed   Net Increase
___________________________ ________________ __________________ _________________ ______________
MAS Value                             23,988             26,628              (33)        50,583
MFS Total Return                      37,908             44,705             (334)        82,279
Salomon U.S. Quality Bond              9,805             69,231             (336)        78,700
Salomon Money Market                 277,258           (249,495)               0         27,763
Strong International Stock            14,759             26,267             (186)        40,840
Strong Growth                         17,977             26,809             (231)        44,555
Berkeley Smaller Companies            22,713             29,987             (184)        52,516
Lexington Corporate Leaders           16,470             13,468               (5)        29,933



NOTE  6  -  DIVERSIFICATION  REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that it satisfies the current requirements of the regulations, and it intends that the Separate Account will continue to meet such requirements.

NOTE  7  -  AMOUNT  RETAINED  BY  THE  COMPANY

The amount retained by the Company is attributable to the Company's initial contribution to the Separate Account and the underlying investment results. The change in this amount arises from that portion, determined ratably, of the Separate Account's investment results applicable to the net assets owned by the Company. The funds contributed by the Company, as well as any investment appreciation or depreciation, are not subject to charges for mortality and expense risks, administration expenses and distribution expenses.

Amounts retained by the Company in the Separate Account may be transferred by the Company to its General Account at any time.


                           LPLA SEPARATE ACCOUNT ONE
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996




NOTE  8  -  PURCHASES  AND  SALES  OF  SECURITIES

Cost of purchases and proceeds from sales of the Trust shares by the Separate Account during the year ended December 31, 1996 were as follows:

Investment Sub-Account       Purchases     Sales
___________________________ ___________ ___________
MAS Value                    $  726,613  $      357
MFS Total Return              1,026,717          53
Salomon U.S. Quality Bond       980,727      55,024
Salomon Money Market          2,853,937   2,435,986
Strong International Stock      564,621       1,608
Strong Growth                   730,723       2,655
Berkeley Smaller Companies      819,174       1,769
Lexington Corporate Leaders     464,650          53



                       REPORT OF INDEPENDENT ACCOUNTANTS



To  the  Board  of  Directors  of  London  Pacific  Life  &  Annuity
Company  and  Contract  Owners  of  LPLA  Separate  Account  One

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (MAS Value, MFS Total Return, Salomon U.S. Quality Bond, Salomon Money Market, Strong International Stock, Strong Growth, Berkeley Smaller Companies and Lexington Corporate Leaders) constituting LPLA Separate Account One at December 31, 1996, the results of each of their operations and the changes in each of their net assets for the period indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of London Pacific Life & Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1996 by correspondence with the Trust, provide a reasonable basis for the opinion expressed above.



PRICE  WATERHOUSE  LLP
Boston,  Massachusetts

February  18,  1997




LONDON PACIFIC LIFE
& ANNUITY COMPANY

(A wholly-owned subsidiary
of London Pacific Group
Limited)

STATUTORY BASIS FINANCIAL STATEMENTS
DECEMBER 31, 1996, 1995 AND 1994



                      London Pacific Life & Annuity Company

           (A wholly-owned subsidiary of London Pacific Group Limited)

                      Statutory Basis Financial Statements

                  Years ended December 31, 1996, 1995 and 1994

                                    CONTENTS

Report of Independent Accountants...........................................   1

AUDITED FINANCIAL STATEMENTS

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus...   3

Statutory Statements of Operations..........................................   4

Statutory Statements of Changes in Capital and Surplus.....................    5

Statutory Statements of Cash Flows.........................................  6-7

Notes to Statutory Financial Statements.................................... 8-19






                        Report of Independent Accountants

February 3, 1997

To the Board of Directors and Shareholder of London Pacific Life & Annuity Company

(A wholly-owned subsidiary of London Pacific Group Limited)

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of London Pacific Life & Annuity Company (a wholly-owned subsidiary of London Pacific Group Limited) as of December 31, 1996 and 1995, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the North Carolina
Department of Insurance, which practices differ from generally accepted accounting principles. Accordingly, the financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.



To the Board of Directors and Shareholder of London Pacific Life & Annuity Company

Page 2
February 3, 1997

In our opinion, the financial statements referred to above (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of London Pacific Life & Annuity Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1996 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the third paragraph of this report and (2) do present fairly, in all material respects, its financial position and the results of its operations and its cash flows, on the basis of accounting described in Note 1.



/s/ PRICE WATERHOUSE LLP
_________________________



LONDON  PACIFIC  LIFE  &  ANNUITY  COMPANY
(A  wholly-owned  subsidiary  of  London  Pacific  Group  Limited)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS
__________________________________________________________________________________________

                                                                    DECEMBER  31,
                                                                    _____________
                                                                     1996            1995
                                                           --------------  ---------------

ASSETS
Investments:
Bonds                                                      $1,142,464,351  $1,057,481,158
Preferred stock                                                 1,687,616       9,912,720
Common stock                                                   20,479,485       1,430,013
Short-term investments                                         88,249,049      69,747,096
Policy loans                                                    6,294,811       4,455,976
                                                           --------------  ---------------
Total investments                                           1,259,175,312   1,143,026,963
                                                           --------------  ---------------
Cash                                                           26,008,933       2,664,850
                                                           --------------  ---------------
Total cash and investments                                  1,285,184,245   1,145,691,813

Investment income due and accrued                              12,363,810      17,492,346
Electronic data processing equipment, net                         358,143         609,886
Amount due from broker-dealers                                 53,223,692      12,527,500
Receivable from affiliates                                        138,877       4,608,663
Other assets                                                    1,037,418       1,741,100
Separate account assets                                         5,609,610               -
                                                           --------------  ---------------
Total assets                                               $1,357,915,795  $1,182,671,308
                                                           ==============  ===============

LIABILITIES, CAPITAL AND SURPLUS
Aggregate reserves for life policies and contracts         $1,097,795,798  $1,066,977,854
Policy and contract claims                                        382,429         417,570
Accrued dividends to policyholders                                422,330         527,418
Interest maintenance reserve                                   11,668,491      10,376,170
Federal income taxes payable                                    3,998,217       2,007,817
Remittances and items not allocated                               631,586         219,649
Asset valuation reserve                                        29,133,762      30,546,857
Payable to affiliates                                              36,512           3,325
Amounts due to broker-dealers                                 131,945,347      20,930,752
Accounts payable, accrued expenses and other liabilities        1,574,699       1,053,398
Separate account liabilities                                    4,489,291               -
                                                           --------------  ---------------
Total liabilities                                           1,282,078,462   1,133,060,810
                                                           --------------  ---------------

Capital and surplus:
Capital stock - $10 par value, 1,000,000 shares
   authorized; 200,000 shares issued and outstanding            2,000,000       2,000,000
Paid-in and contributed surplus                                70,394,120      48,394,120
Unassigned surplus (deficit)                                    3,443,213        (783,622)
                                                           --------------  ---------------
Total capital and surplus                                      75,837,333      49,610,498
                                                           --------------  ---------------
Commitments and contingent liabilities
Total liabilities, capital and surplus                     $1,357,915,795  $1,182,671,308
                                                           ==============  ===============




The accompanying notes are an integral part of these financial statements.

LONDON  PACIFIC  LIFE  &  ANNUITY  COMPANY
(A  wholly-owned  subsidiary  of  London  Pacific  Group  Limited)

STATUTORY STATEMENTS OF OPERATIONS
____________________________________________________________________________________________________

                                                                    YEAR ENDED DECEMBER  31,
                                                                    ________________________
                                                                   1996          1995           1994
                                                           ------------  -------------  -------------

REVENUES
Insurance premiums and annuity
   Considerations                                          $137,499,919  $203,233,606   $210,373,366
Net investment income                                        91,013,416    88,960,512     79,812,665
Amortization of interest maintenance reserve                    683,806      (185,844)       945,197
Net gain from operations from separate account                  120,319             -              -
Other income                                                    287,470         1,255              -
                                                           ------------  -------------  -------------
Total revenues                                              229,604,930   292,009,529    291,131,228
                                                           ------------  -------------  -------------

BENEFITS AND EXPENSES
Policyholder benefits and changes in reserve                196,153,897   256,854,252    256,731,020
Commissions                                                   8,531,145    14,237,877     22,125,145
Net transfer to separate account                              4,175,745             -              -
Other operating expenses                                     12,844,370    10,358,955     10,020,230
                                                           ------------  -------------  -------------
Total benefits and expenses                                 221,705,157   281,451,084    288,876,395
                                                           ------------  -------------  -------------

Gain from operations before dividends to
policyholders, federal income taxes and
net realized capital gains (losses)                           7,899,773    10,558,445      2,254,833

Dividends to policyholders                                      915,864     1,007,373        540,513
                                                           ------------  -------------  -------------

Gains from operations, before federal income taxes
and net realized capital gains (losses)                       6,983,909     9,551,072      1,714,320

Federal income tax expense (benefit) (excluding
tax on capital gains)                                           991,257     2,597,127       (961,168)
                                                           ------------  -------------  -------------

Gain from operations before net realized capital
gains (losses)                                                5,992,652     6,953,945      2,675,488


Net realized capital gains (losses), less capital gains
tax of $4,617,743, $1,931,162 and ($2,174,852)
and excluding $1,976,127, $303,286 and
$2,316,416 transferred to the IMR in 1996, 1995
and 1994, respectively.                                         988,636     3,445,440     (6,538,149)
                                                           ------------  -------------  -------------

Net income (loss)                                          $  6,981,288  $ 10,399,385    ($3,862,661)
                                                           ============  =============  =============







The accompanying notes are an integral part of these financial statements.


LONDON  PACIFIC  LIFE  &  ANNUITY  COMPANY
(A  wholly-owned  subsidiary  of  London  Pacific  Group  Limited)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
_______________________________________________________________________________________________
                                                    PAID-IN AND
                                       CAPITAL      CONTRIBUTED   UNASSIGNED
                                       STOCK        SURPLUS       SURPLUS         TOTAL
                                       -----------  ------------  --------------  -------------

Balance as of December 31, 1993          2,000,000    33,350,173     10,344,182     45,694,355

Net loss                                                             (3,862,661)    (3,862,661)

Increase in unrealized capital gains                                  1,726,451      1,726,451

Increase in non-admitted assets                                        (695,915)      (695,915)

Increase in asset valuation reserve                                 (19,129,023)   (19,129,023)

Capital contributions                                 13,588,397                    13,588,397
                                         ---------- ------------    ------------  -------------

Balance as of December 31, 1994          2,000,000    46,938,570    (11,616,966)    37,321,604

Net income                                                           10,399,385     10,399,385

Increase in unrealized capital gains                                      9,403          9,403

Decrease in non-admitted assets                                       1,575,841      1,575,841

Increase in asset valuation reserve                                  (1,151,285)    (1,151,285)

Capital contributions                                  1,455,550                     1,455,550
                                         ---------- ------------     -----------  -------------

Balance as of December 31, 1995        $ 2,000,000  $ 48,394,120      ($783,622)  $ 49,610,498

Net income                                                            6,981,288      6,981,288

Increase in unrealized capital losses                                (4,163,544)    (4,163,544)

Increase in non-admitted assets                                          (4,004)        (4,004)

Decrease in asset valuation reserve                                   1,413,095      1,413,095

Capital contributions                                 22,000,000                    22,000,000
                                       -----------  ------------  --------------  -------------

Balance as of December 31, 1996        $ 2,000,000  $ 70,394,120  $   3,443,213   $ 75,837,333
                                       ===========  ============ ==============   =============











The accompanying notes are an integral part of these financial statements.


LONDON  PACIFIC  LIFE  &  ANNUITY  COMPANY
(A  wholly-owned  subsidiary  of  London  Pacific  Group  Limited)

STATUTORY STATEMENTS OF CASH FLOWS
________________________________________________________________________________________

                                                         YEAR  ENDED  DECEMBER  31,
                                                      1996           1995           1994
                                              -------------  -------------  ------------
CASH PROVIDED BY:
Premiums and annuity considerations
collected                                     $137,499,919   $203,233,606   $210,357,865
Investment income received (excluding
Realized gains/losses and net of investment
expenses)                                       95,583,016     86,134,922     78,892,896
Other income received                              287,305          1,255        226,807
                                              -------------  -------------  ------------
Total cash provided by operations              233,370,240    289,369,783    289,477,568
                                              -------------  -------------  ------------

CASH USED FOR:
Life and accident and health claims paid           832,760      1,213,526        210,886
Surrender benefits and other fund
withdrawals paid                               110,213,086     81,936,665     66,245,808
Other benefits to policyholders paid            54,325,262     51,869,119     42,541,134
                                              -------------  -------------  ------------
                                               165,371,108    135,019,310    108,997,828
                                              -------------  -------------  ------------
Commissions and other expenses paid             20,570,531     24,913,719     34,449,032
                                              -------------  -------------  ------------

Net transfers to separate account                5,441,049              -              -
Dividends to policyholders paid                  1,020,952      1,048,627        858,087
Federal income taxes (recoverable) paid
(excluding tax on capital gains)                  (999,143)    (2,654,355)     7,673,225
                                              -------------  -------------  ------------
Total cash used for operations                 191,404,497    158,327,301    151,978,172
                                              -------------  -------------  ------------

Net cash provided by operations                 41,965,743    131,042,482    137,499,396
                                              -------------  -------------  ------------

PROCEEDS FROM INVESTMENTS SOLD, MATURED OR
REPAID:
Bonds                                          651,187,776    193,271,490    346,800,750
Stocks                                         105,201,117     11,228,210    120,257,956
Net gain on short-term investments                       -              -         17,915
Other proceeds                                      15,922         96,780              -
                                              -------------  -------------  ------------

                                               756,404,815    204,596,480    467,076,621
Tax on capital gains                            (4,617,743)    (1,931,162)     2,174,832
                                              -------------  -------------  ------------
Total investment proceeds                      751,787,072    202,665,318    469,251,453
                                              -------------  -------------  ------------

(continued  on  next  page)


The accompanying notes are an integral part of these financial statements.


LONDON  PACIFIC  LIFE  &  ANNUITY  COMPANY
(A  wholly-owned  subsidiary  of  London  Pacific  Group  Limited)

STATUTORY STATEMENTS OF CASH FLOWS (CONTINUED)
___________________________________________________________________________

                                                      YEAR  ENDED  DECEMBER  31,
                                                        1996           1995            1994
                                                -------------  -------------  --------------
COST OF INVESTMENTS ACQUIRED:
Bonds                                            735,812,956    268,824,294     602,767,827
Stocks                                           112,429,288      6,872,362     125,375,796
Miscellaneous other                                   52,218        575,445       1,562,819
                                                -------------  -------------  --------------

Total investments acquired                       848,294,462    276,272,101     729,706,442
Net increase in policy loans                       1,838,835      1,456,664         961,502
                                                -------------  -------------  --------------

Net cash from investments                        (98,346,225)   (75,063,447)   (261,416,491)
                                                -------------  -------------  --------------

COST FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital and surplus paid in                       22,000,000      1,455,550      13,588,397
Other cash provided                              116,248,250     20,941,157      10,238,471
Other cash applied                               (40,021,732)   (17,753,828)       (190,351)
                                                -------------  -------------  --------------
Net cash from financing and
             miscellaneous sources                98,226,518      4,642,879      23,636,517
                                                -------------  -------------  --------------
Net change in cash and short-term investments     41,846,036     60,621,914    (100,280,578)
                                                -------------  -------------  --------------

CASH AND SHORT-TERM INVESTMENTS:
Beginning of year                                 72,411,946     11,790,032     112,070,610
                                                -------------  -------------  --------------

End of year                                      114,257,982   $ 72,411,946   $  11,790,032
                                                =============  =============  ==============


SUPPLEMENTAL DISCLOSURES OF CASH FLOW
INFORMATION:
Cash paid during the year for:
Income taxes                                    $  3,664,978   $  2,524,651   $   5,516,862

The accompanying notes are an integral part of these financial statements.

LONDON PACIFIC LIFE & ANNUITY COMPANY
(A wholly-owned subsidiary of London Pacific Group Limited)

NOTES TO STATUTORY FINANCIAL STATEMENTS
_____________________________________________________________

1.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     ORGANIZATION

London Pacific Life & Annuity Company (the Company) is domiciled in North Carolina and is a wholly-owned subsidiary of The London Pacific Assurance Group Limited (the Parent), a holding company domiciled in the state of California, which is ultimately a wholly-owned subsidiary of London Pacific Group Limited (formerly Govett & Company Limited). The Company has two wholly-owned subsidiaries, LPIMC Insurance Marketing Services (the Marketing Company), a registered investment advisor and London Pacific Financial & Insurance Services (the Broker Dealer), a registered broker-dealer. The Company is engaged primarily in the development and marketing of annuity products and universal life insurance. Although the Company is licensed and sells its universal life and annuity products in 40 states, its primary markets are California, Florida, Michigan, Ohio, Texas and Washington.

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact amounts reported and disclosed herein.

     BASIS  OF  PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the North Carolina Department of Insurance which is a comprehensive basis of accounting other than generally accepted accounting principles. Significant differences between statutory accounting principles and generally accepted accounting principles (GAAP) are described in Note 2.

     INVESTMENTS

     Investments are recorded in accordance with the requirements of the National Association of Insurance Commissioners (NAIC). Bonds not backed by loans are reported at cost or amortized cost; the discount or premium on bonds is amortized using the interest method. For loan-backed bonds, anticipated prepayments are considered when determining the amortization of discount or premium. Prepayment assumptions are obtained from dealer surveys and are based on the current interest rate and economic development. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method. Preferred stocks are carried at NAIC Securities Valuation Office (SVO) values. Common stocks are reported at market value as determined by the SVO and the related unrealized capital gain/(loss) is reported in unassigned surplus without any adjustment for federal income taxes. The Company's subsidiaries are reported at equity in the underlying statutory basis of their net assets. As of December 31, 1996, the carrying value of the Company's investment in subsidiaries was $1,025,980. Short-term investments are carried at cost which approximates market value.

     INTEREST  RATE  SWAP  CONTRACTS

     The Company enters into interest rate swap programs for the purpose of minimizing exposure to fluctuations in interest rates. The notional amount of the single matched swap in place at December 31, 1996 and 1995 was $9,000,000. The unexpired term at December 31,1996 was five months. During the term of the swap, the net swap settlement amount is accrued over time as an adjustment to other expense or other income.

     Gains or losses on termination are deferred and amortized as an interest adjustment over the remaining life of the underlying financial instrument. There are no outstanding matched swaps at a loss position at December 31, 1996 and 1995. The Company does not act as an intermediary or broker in interest rate swaps.


LONDON PACIFIC LIFE & ANNUITY COMPANY
(A wholly-owned subsidiary of London Pacific Group Limited)

NOTES TO STATUTORY FINANCIAL STATEMENTS
_____________________________________________________________

1.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

     FOREIGN  EXCHANGE  FORWARD  CONTRACTS

     The Company enters into foreign exchange forward contracts to hedge exposure to currency risk on foreign denominated bonds. The cost of the contracts is included as part of the carrying value of the underlying securities. As of December 31, 1996, the notional amount of the contracts was $60,752,853 and expire in December 1997. The Company uses the deferral method to account for foreign exchange forward contracts. Under the deferral method, realized and unrealized gains and losses from these forward contracts are deferred on the Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus. Upon disposal of the hedged security, deferred gains and losses are recognized in net realized capital gains in the Statutory Statement of Operations. The Company only enters into foreign exchange forward contracts with brokers deemed to be credit worthy by management.

     ELECTRONIC  DATA  PROCESSING  EQUIPMENT

     Electronic data processing equipment is recorded at cost, net of accumulated depreciation of $1,783,263 and $1,511,059 at December 31, 1996 and 1995. Depreciation is provided using the straight-line method over the estimated useful life of five years. Depreciation expense amounted to $272,204, $346,495 and $361,961 for the years ended December 31, 1996, 1995 and 1994.

     REMITTANCES  AND  ITEMS  NOT  ALLOCATED

     Remittances and items not allocated consist primarily of cash received with policy applications for policies that have not been issued.

     POLICY  AND  CONTRACT  CLAIMS

     Policy and contract claims of $294,629 and $244,046 related to death benefits payable on life and annuity contracts have been accrued at December 31, 1996 and 1995. The remaining policy and contract claims of $87,800 and $173,524 at December 31, 1996 and 1995 relate to estimated incurred but unreported claims on life contracts.

     SEPARATE  ACCOUNT

     Separate account assets and liabilities reported in the accompanying Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus represent funds that are separately administered for variable annuity contracts, and for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at market value. The operations of the separate account are not included in the accompanying financial statements.

     RECLASSIFICATIONS

     Certain reclassifications have been made to the prior years' financial statements to conform to the current year presentation.

2. DIFFERENCES BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND STATUTORY ACCOUNTING PRINCIPLES

     Statutory accounting principles vary in some respects from generally accepted accounting principles. The more significant of these differences are as follows:


LONDON PACIFIC LIFE & ANNUITY COMPANY
(A wholly-owned subsidiary of London Pacific Group Limited)

NOTES TO STATUTORY FINANCIAL STATEMENTS
_____________________________________________________________

2. DIFFERENCES BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND STATUTORY ACCOUNTING PRINCIPLES (CONTINUED)

     INVESTMENTS

     Market values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on values provided by outside broker confirmations or internally calculated estimates. For GAAP, investments in bonds would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholders' equity for those designated as available-for-sale. Realized gains and losses are reported in income net of income tax rather than on a pretax basis. The Asset Valuation Reserve is determined by an NAIC prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus.

     SUBSIDIARIES

     The  accounts  and  operations  of  the  Company's   subsidiaries  are  not
consolidated with the accounts and operations of the Company.

     POLICY  ACQUISITION  COSTS

     The costs of acquiring and renewing business are expensed when incurred rather than capitalized and amortized over the terms of the related policies.

     NON-ADMITTED  ASSETS

     Certain assets designated as "non-admitted," principally furniture and equipment, are excluded from the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus.

     PREMIUMS

     Single premium whole life, annuity and flexible premium variable life insurance considerations are recognized as earned upon issuance of the contract, whereas under GAAP, premium income consists of mortality charges, surrender charges earned, policy fees earned and amounts deducted from policyholder accounts.

     BENEFIT  RESERVES

     Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than estimated expected experience or actual account balances.

     INCOME  TAXES

     Deferred income taxes are generally not provided for differences between the financial statement amounts and the tax bases of assets and liabilities.


LONDON PACIFIC LIFE & ANNUITY COMPANY
(A wholly-owned subsidiary of London Pacific Group Limited)

NOTES TO STATUTORY FINANCIAL STATEMENTS
_____________________________________________________________

3.   ANALYSIS  OF  ASSETS

     An analysis of the Company's ledger assets as compared with its net admitted assets is as follows:

                                                  DECEMBER  31,  1996
                                                  ___________________
                                   LEDGER          NONLEDGER     ASSETS NOT    NET
                                   ASSETS          ASSETS        ADMITTED      ADMITTED ASSETS
                                   --------------  ------------  ------------  ----------------

Bonds                              $1,147,330,467                $  4,866,116  $  1,142,464,351
Preferred stock                         1,687,616                                     1,687,616
Common stock                           20,194,334  $    341,598        56,447        20,479,485
Policy loans                            6,294,811                                     6,294,811
Cash                                   26,008,933                                    26,008,933
Short-term investment                  88,249,049                                    88,249,049
Investment income due and accrued                    12,363,810                      12,363,810
Electronic data processing
   Equipment, net                         358,143                                       358,143
Furniture and equipment                   350,583                     350,583
Deposits, prepaid expenses and
    Other assets                       54,442,692        62,282       104,987        54,399,987
Separate account assets                 5,609,610                                     5,609,610
                                   --------------  ------------  ------------  ----------------
                                   $1,350,526,238  $ 12,767,690  $  5,378,133  $  1,357,915,795
                                   ==============  ============  ============ =================



                                              DECEMBER  31,  1996
                                              ___________________
                                LEDGER          NONLEDGER     ASSETS NOT   NET
                                ASSETS          ASSETS        ADMITTED     ADMITTED ASSETS
                                --------------  ------------  -----------  ----------------

Bonds                           $1,057,607,158                $   126,000  $  1,057,481,158
Preferred stock                      9,972,720     ($60,000)                      9,912,720
Common stock                         1,641,663     (114,209)       97,441         1,430,013
Policy loans                         4,455,976                                    4,455,976
Cash                                 2,664,850                                    2,664,850
Short-term investments              69,747,096                                   69,747,096
Investment income due and
   Accrued                                       17,492,346                      17,492,346
Electronic data processing
   Equipment, net                      609,886                                      609,886
Receivable from affiliates           4,608,663                                    4,608,663
Furniture and equipment                245,531                    245,531
Deposits, prepaid expenses and
    Other assets                    14,390,754       83,881       206,035        14,268,600
                                --------------  ------------  -----------  ----------------
                                $1,165,944,297  $17,402,018   $   675,007  $  1,182,671,308
                                ==============  ============  =========== =================



4.   RELATED  PARTIES

     The Company had material transactions with its parent and affiliated companies as follows:

     CAPITAL  CONTRIBUTIONS

     The Company received capital contributions from its parent during the years ended December 31, 1996, 1995 and 1994 totaling $22,000,000, $1,455,550 and
$13,588,397, respectively, principally in the form of investments and accrued interest. During 1996, the Company made a $500,000 capital contribution to the Marketing Company.

4.   RELATED  PARTIES  (CONTINUED)

     EXPENSES

     The Company receives investment advisory services under the terms of an investment management agreement with Berkeley Institutional Investment, Inc.
(BIII), an affiliate of London Pacific Group Limited. Fees charged to the Company under the agreement amounted to $5,578,673, $5,272,984 and $4,401,840 during the years ended December 31, 1996, 1995, and 1994, respectively.

     Commissions on insurance business produced for the Company by its agents are paid by the Marketing Company, the master general agent for the Company. Effective January 1, 1995, the Company directly paid all agents' commissions via the Marketing Company. For the years ended December 31, 1996, 1995, and 1994, the Company paid commissions of $8,261,301, $14,237,877 and $22,125,145, respectively, to the Marketing Company (and the Marketing Company paid commissions to agents of approximately $8,261,301, $14,237,877 and $14,719,474, respectively). The 1994 commission payments to the Marketing Company include an amount paid to extinguish the Company's contingent commission liability related to a marketing agreement that was terminated on December 31, 1994.

     The Company has payables to affiliates of $36,512 and $3,325 at December 31, 1996 and 1995, respectively, relating to these transactions.

     On May 10, 1996, the Company sold corporate bonds issued by Bon-Art/Bauchet International ($3,908,904) and Nazareth/Century Mills, Inc. ($5,825,782) to BG Services Limited ("BGSL"), an affiliate. On June 28, 1996, the Company acquired corporate bonds issued by General Textiles ($5,302,519), Unisa Holdings, Inc. ($8,000,000) L. Kee & Co., Inc. ($1,000,000), Royal Rubber & Manufacturing Company ($1,000,000) and Ocean Acquisition Corporation ($5,000,000) from BGSL and sold corporate bonds issued by Gruen Marketing Corporation ($10,860,146), Hym Acquisition Company ($5,660,382), Milnot Company ($967,741), Gibson's Discount Center ($2,814,248) and Hornblower Yachts ($1,500,000) to BGSL. On August 15, 1996, the Company sold a corporate bond issued by Bon-Art/Bauchet International ($663,209) to BGSL. On September 30 and November 15, 1996, the Company acquired $500,000 and $250,000, respectively, of corporate bonds issued by Select Advisors, Inc., an affiliate. On December 31, 1996, the Company acquired corporate bonds issued by Childers Products Company ($6,000,000) and common stocks of Imagyn Medical, Inc. ($1,083,494), Cardiac Pathways Corp. ($1,661,146) and Thermo Electron Corp. ($4,255,360) from BGSL and sold corporate bonds issued by Two Court, Inc. ($6,000,000) and Catalina Furniture Company ($7,000,000) to BGSL.

     As of December 31, 1996, the Company had investments in affiliates as follows:

                                                  STATEMENT
ISSUER                         COUPON   MATURITY  VALUE
-----------------------------  -------  --------  -----------
Bon-Art/Bauchet International   13.00%     10/02  $ 5,811,260
Nazareth/Century Mills, Inc.    13.43%     12/03   11,983,472
Ocean Acquisition Corporation   12.00%     12/00    4,000,000
Select Advisors, Inc.            5.75%     11/97      750,000


5.   FEDERAL  INCOME  TAXES

     The provision for federal income taxes has been computed in accordance with provisions of the Internal Revenue Code, as amended. The Company files a separate federal income tax return and is not included in a consolidated return with affiliated entities.

     The Company's total tax expense differs from an amount computed by applying the federal income tax of 35 percent to statutory income. The four primary items required to reconcile taxable income and statutory income are: (1) capitalization of policy acquisition costs, (2) differences in computing reserves for statutory and tax purposes, (3) differences in statutory and tax bases of assets sold, and (4) differences in timing for the deduction of accrued expenses.

LONDON PACIFIC LIFE & ANNUITY COMPANY
(A wholly-owned subsidiary of London Pacific Group Limited)

NOTES TO STATUTORY FINANCIAL STATEMENTS
_____________________________________________________________

6.   AGGREGATE  RESERVES  FOR  LIFE  POLICIES  AND  CONTRACTS

     Aggregate reserves for life policies and contracts have generally been computed using the Commissioners' Reserve Valuation Method (CRVM) or the Commissioners' Annuity Reserve Valuation Method (CARVM) prescribed by the North Carolina Department of Insurance. The aggregate reserves for life policies and contracts were computed on a policy-by-policy basis.

     Statutory reserves for policy benefits due under universal life and accumulation annuity insurance contracts are computed using the CRVM and the CARVM, respectively. The CRVM and CARVM reserves established for specific contracts are the greater of a formula reserve or the cash surrender value of the contract.

     The formula reserves for the universal life policies are computed using the 1980 Commissioners Standard Ordinary (CSO) mortality table and a 4.0% discount rate. These assumptions are in compliance with the minimum statutory requirements.

     The accumulation annuity insurance contracts include a single premium deferred annuity product and a flexible premium deferred annuity product. The formula reserves for the single premium deferred annuity are higher than the cash surrender value due to the one year interest rate guarantee provision of these contracts. The Company computed reserves with an interest rate of 5.50% for 1996 issues, 6.00% for 1995 issues and 6.50%-5.50% for 1994 issues. These rates are the maximum statutory interest rates for such contracts. For flexible premium deferred annuities, the cash surrender value is never greater than the formula reserves, but may be equal to the CARVM reserve due to the calendar quarter interest guarantee provision of these contracts. The Company uses the same interest rates to compute reserves as are used for single premium deferred annuities.

     Reserves for policy benefits due under immediate annuity insurance contracts are based on a present value actuarial computation using a statutory discount rate and a statutory mortality basis. The reserves are based on the 83a table and with a discount rate of 6.75% for 1996, 7.25% for 1995 and 6.50% for 1994.

     The withdrawal characteristics of annuity actuarial reserves and deposit liabilities at December 31, 1996 and 1995 are as follows:

                                                     1996                     1995
                                               ______________________ _______________________
Subject to discretionary withdrawal at book
   value less surrender charge of 5% or more   $  445,721,115  42.24%  $  530,130,854  51.79%

Subject to discretionary withdrawal at book
   value less surrender charge greater than
   0% but less than 5%                            440,023,827  41.70%     327,712,985  32.01%

Subject to discretionary withdrawal at book
   value with no surrender charge                  13,795,748   1.31%       6,736,768   0.66%

Not subject to discretionary withdrawal           155,624,990  14.75%     159,069,009  15.54%
                                               --------------  ------  --------------  ------

                                               $1,055,165,680    100%  $1,023,649,616    100%
                                               ==============  ======  ==============  =======

LONDON PACIFIC LIFE & ANNUITY COMPANY
(A wholly-owned subsidiary of London Pacific Group Limited)

NOTES TO STATUTORY FINANCIAL STATEMENTS
_____________________________________________________________

7.   INVESTMENTS

     The Company records its investments in debt securities at cost or amortized cost. The securities are designated investment grade (NAIC SVO categories "1" and "2") or non-investment grade (categories "3", "4", "5", and "6"). The NAIC 's highest ratings classification includes issues normally rated investment grade by independent rating agencies.

     The NAIC SVO classified the Company's debt securities as follows:


                                DECEMBER 31, 1996      DECEMBER  31,  1995
                                _________________      ___________________
                           STATEMENT       PERCENT    STATEMENT       PERCENT
NAIC CATEGORY              VALUE           OF TOTAL   VALUE           OF TOTAL
-------------------------  --------------  ---------  --------------  ---------

1 - Highest quality        $  642,553,936        57%  $  465,956,793        44%
2 - High quality              309,858,268        27      382,099,503        36
3 - Medium quality             70,923,479         6       90,540,167         9
4 - Low quality                94,156,455         8       85,136,505         8
5 - Lower quality              15,018,522         1       33,748,190         3
6 - Debt securities in or
         near default           9,953,691         1                -         -
                           --------------  ---------  --------------  ---------
                           $1,142,464,351       100%  $1,057,481,158       100%
                           ==============  =========  ==============  =========



     The cost or amortized cost and the fair, or comparable value of investments in debt securities are as follows:

                               COST OR                   GROSS       UNREALIZED
DECEMBER 31, 1996              AMORTIZED COST            GAINS       LOSSES        FAIR VALUE
-----------------------------  ------------------------  ----------  ------------  --------------

U.S. Government
  Obligations                  $              8,221,012  $   91,040    ($138,952)  $    8,173,100

Obligations of states
   And political subdivisions                 5,276,177     115,665      (35,812)       5,356,030

Corporate securities                        635,225,514   1,274,089   (5,347,151)     631,152,452

Other debt securities                       110,687,081     173,235      (21,547)     110,838,769

Mortgage-backed securities                  383,054,567           -            -      383,054,567
                               ------------------------  ----------  ------------  --------------
                               $          1,142,464,351  $1,654,029  ($5,543,462)  $1,138,574,918
                               ========================  ==========  ============  ==============

LONDON PACIFIC LIFE & ANNUITY COMPANY
(A wholly-owned subsidiary of London Pacific Group Limited)

NOTES TO STATUTORY FINANCIAL STATEMENTS
_____________________________________________________________

7.     INVESTMENTS (CONTINUED)

                               COST OR                        UNREALIZED
DECEMBER 31, 1995              AMORTIZED COST   GROSS GAINS   LOSSES       FAIR VALUE
-----------------------------  ---------------  ------------  -----------  --------------
U.S. Government
  Obligations                  $     7,293,486  $    163,613     ($3,498)  $    7,453,601

Obligations of states
   And political subdivisions        2,364,678        55,072           -        2,419,750

Corporate securities               678,240,972    17,874,218    (649,005)     695,466,185

Other debt securities               58,473,851       637,910     (24,207)      59,087,554

Mortgage-backed securities         311,108,171             -           -      311,108,171
                               ---------------  ------------  -----------  --------------

                               $ 1,057,481,158  $ 18,730,813   ($676,710)  $1,075,535,261
                               ===============  ============  ===========  ==============

     Fair values are based on published quotations of the SVO of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1996 and 1995, the fair value of investments in debt securities includes $863,848,633 and $646,886,351, respectively, of debt securities that were valued at amortized cost.

     The cost or amortized cost and the fair value of debt securities at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

     A summary of the cost or amortized cost and fair value of the Company's investment in debt securities at December 31, 1996, by contractual maturity, is as follows:

                                    COST OR
                                    AMORTIZED COST   FAIR VALUE
                                    ---------------  --------------
      Maturity:
        In 1997                     $     2,446,638  $    2,452,454
        In 1998-2001                    124,559,207     124,701,518
        In 2002-2006                    409,942,705     407,821,158
        After 2006                      222,461,234     220,545,221
        Mortgage-backed securities      383,054,567     383,054,567
                                    ---------------  --------------

      Total                         $ 1,142,464,351  $1,138,574,918
                                    ===============  ===============

LONDON PACIFIC LIFE & ANNUITY COMPANY
(A wholly-owned subsidiary of London Pacific Group Limited)

NOTES TO STATUTORY FINANCIAL STATEMENTS
_____________________________________________________________

7.   INVESTMENTS  (CONTINUED)

     Proceeds from sales of investments in fixed maturities and related gross gains and losses on those sales are as follows:

                       Year Ended          Year Ended          Year Ended
                       December 31, 1996   December 31, 1995   December 31, 1994
                       ------------------  ------------------  ------------------

Proceeds from sales    $      651,187,776  $      193,271,491  $      236,920,286
Gross realized gains           13,725,509  $        2,078,023  $        4,413,014
Gross realized losses           9,195,257  $        1,618,499  $        1,704,392

     At December 31, 1996, debt securities with an admitted asset value of $10,156,572 were on deposit with state insurance departments to satisfy regulatory requirements.

     Unrealized gains and losses on investments in non-redeemable preferred and common stocks are reported directly in unassigned surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, those investments are summarized as follows:


                                       GROSS        GROSS
                                       UNREALIZED   UNREALIZED    FAIR
                       COST            GAINS        LOSSES        VALUE
                       ------------    ----------  ------------  -----------
AT DECEMBER 31, 1996
     Preferred stocks  $          -    $         -  $         -   $         -
     Common stocks       20,832,834        629,246     (982,595)   20,479,485
                       ------------   ------------  ------------  -----------
Total                  $ 20,832,834    $   629,246    ($982,595)  $20,479,485
                       ============   ============  ============  ===========

AT DECEMBER 31, 1995
Preferred stocks       $  2,807,430    $         -     ($60,000)  $ 2,747,430
Common stocks             2,280,162    $         -     (850,149)    1,430,013
                       ------------    ----------  ------------  -----------
Total                  $  5,087,592    $         -    ($910,149)  $ 4,177,443
                       ============   ===========  ============  ===========

8.     INVESTMENT INCOME

       An analysis of the Company's net investment income is as follows:

                                                       YEAR  ENDED  DECEMBER  31,


                                                         1996          1995          1995
                                                  ------------  ------------  ------------

Interest on debt securities                       $94,149,963   $91,585,614   $76,595,702
Interest on short-term investments                    787,618       554,252       397,098
Interest on cash on hand and on deposit               375,723       274,696       344,915
Equity in undistributed earnings of subsidiaries      (39,151)     (285,874)    5,484,000
Other investment income                             1,532,466     2,493,535     2,460,670
                                                  ------------  ------------  ------------

Gross investment income                            96,806,619    94,622,223    85,282,385
Less investment expenses                           (5,793,203)   (5,661,711)   (5,469,720)
                                                  ------------  ------------  ------------

      Net investment income                       $91,013,416   $88,960,512   $79,812,665
                                                  ===========   ============  ============

LONDON PACIFIC LIFE & ANNUITY COMPANY
(A wholly-owned subsidiary of London Pacific Group Limited)

NOTES TO STATUTORY FINANCIAL STATEMENTS
_____________________________________________________________

9.   REINSURANCE

     The maximum amount of direct universal life insurance retained on any life is $250,000. Amounts in excess of $250,000 are ceded on a Yearly Renewable Term basis of reinsurance. Life insurance ceded to other companies for the years ended December 31, 1996 and 1995 totaled $47,349,000 and $53,210,000 or 11.7%
and 12.4% of life insurance in force, respectively. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under reinsurance agreements.

10.  SURPLUS

     Under the Insurance Code of the State of North Carolina, in a given year the Company may make dividend distributions without prior approval of the Insurance Commissioner up to the lesser of its net gain from operations for the preceding year or 10% of surplus as of December 31 of the preceding year. The maximum dividend that could be paid during 1997 without the Insurance Commissioner's approval is $5,992,652.

     The NAIC has adopted Risk-Based Capital (RBC) requirements which became effective December 31, 1993, that attempt to evaluate the adequacy of a life insurance company's adjusted statutory capital and surplus in relation to investment, insurance and other business risks. The RBC formula is used by the states as an early warning tool to identify possible weakly capitalized companies for the purpose of initiating regulatory action and is not designed to be a basis for ranking the financial strength of insurance companies. In states which have adopted the NAIC regulations, the new RBC requirements provide for four different levels of regulatory attention depending on the ratio of the company's adjusted capital and surplus to its RBC. As of December 31, 1996, the adjusted capital and surplus of the Company is substantially in excess of the minimum level of RBC that would require regulatory response.

11.    COMMITMENT  AND  CONTINGENT  LIABILITIES

     Rental expense for all leases was $550,944, $722,359 and $847,389 for 1996, 1995 and 1994, respectively. Future minimum rental commitments under noncancelable operating leases for office space and equipment aggregate $1,137,364 through 2000. The amounts due by year are $500,225 in 1997, $281,139 in 1998, $267,000 in 1999 and $89,000 in 2000.

     The Company has contingent liabilities resulting from anticipated state guaranty association assessments for life insurers deemed insolvent during the year. Although the total amount of this exposure is not known, a substantial portion of the amount assessed will be recovered against future premium taxes under current laws and regulations. As of December 31, 1996, the Company estimates its net contingent liability for future state guaranty association assessments is within range of $500,000 to $2,000,000. The Company has not committed any surplus funds to reserve for the contingent liability. The Company recognizes its obligation for guaranty fund assessments when it receives notice that an amount is payable to a guaranty fund. Expenses incurred for guaranty fund assessments were $1,674,481, $1,075,244 and $431,456 in 1996, 1995 and
1994, respectively.

     The Company has been named as a cross-defendant in a complaint filed by The American Endeavor Fund Limited where the plaintiff seeks damages in excess of $2 million. The Company believes that the alleged claims are without merit. While these claims are being contested, the outcome is not predictable with assurance. The Company believes that any liability resulting from these claims should not have a material adverse affect on the Company's statutory surplus.


LONDON PACIFIC LIFE & ANNUITY COMPANY
(A wholly-owned subsidiary of London Pacific Group Limited)

NOTES TO STATUTORY FINANCIAL STATEMENTS
_____________________________________________________________

12.  ASSET  VALUATION  AND  INTEREST  MAINTENANCE  RESERVES

     The purpose of the AVR is to decrease the volatility of the incidence of asset losses and to recognize the long term return expectations for equity investments. The increase or decrease to this reserve is charged or credited directly to surplus.

     The purpose of the IMR is to minimize the effect of gains and losses arising from gradual interest rate movements. All realized gains and losses (net of tax) classified as interest related are accumulated and amortized into net income over the remaining period to maturity of the security sold. The effect of recording the IMR at December 31, 1996, 1995 and 1994 was to defer total net capital gains of $12,352,297, $10,190,326 and $10,832,237, respectively, and to recognize $683,806, ($185,844) and $945,197, respectively, of IMR amortization into income.

13.   FAIR  VALUES  OF  FINANCIAL  INSTRUMENTS

     The following disclosure of the estimated fair values of financial instruments is made in accordance with the requirements of Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosure about Fair Value of Financial Instruments." The estimated fair value amounts have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop these estimates. Accordingly, these estimates are not necessarily indicative of the amounts which could be realized in a current market exchange. The use of different market assumptions or estimation methodologies may have a material effect on the estimated fair value amounts. For financial instruments not separately disclosed below, the carrying value is a reasonable estimate of fair value.

                                      DECEMBER  31,  1996            DECEMBER  31,  1995
__________________________________________________________________________________________________
                                     CARRYING        ESTIMATED       CARRYING        ESTIMATED
                                     VALUE           FAIR VALUE      VALUE           FAIR VALUE
                                     --------------  --------------  --------------  --------------
Assets:
   Debt securities                   $1,142,464,351  $1,145,112,378  $1,057,481,158  $1,090,099,356
   Redeemable preferred stock             1,687,616       1,616,150       7,165,290       7,936,298

Liabilities:
   Insurance and annuity
      reserves-investment-type
      contracts                      $1,097,795,798  $1,116,979,648  $1,066,977,854  $1,094,695,606

     POLICY  RESERVES

     In accordance with SFAS No. 107, estimated fair values have been calculated on policy reserves only for those products determined to be investment-type. The estimated fair value of deferred annuity and universal life contracts equals account value after deduction of surrender charges. The estimated fair value of immediate annuity contracts is based on the present value of expected benefits using a discount rate equal to the 5-year Treasury rate.

14.   CONCENTRATIONS  OF  CREDIT  RISK

     At December 31, 1996, the Company held unrated or less-than-investment grade corporate bonds of $190,052,147. Those holdings amounted to 16.6% of the Company's investments in bonds and less than 14.1% of the Company's total admitted assets. The holdings of less-than-investment grade bonds are widely diversified and management believes are of satisfactory quality based on the Company's investment policies and credit standards.



LONDON PACIFIC LIFE & ANNUITY COMPANY
(A wholly-owned subsidiary of London Pacific Group Limited)

NOTES TO STATUTORY FINANCIAL STATEMENTS
_____________________________________________________________

15.   RECONCILIATION  OF  NET  TRANSFERS  TO OR (FROM) SEPARATE ACCOUNT

          Transfers are reported in the Summary of Operations of the Separate Account Statement:

Transfers to separate account                                 $4,455,205
Transfers from separate account                                  296,184
                                                              ----------
Net transfers to or (from) separate account                    4,159,021

Reconciling Adjustments:  M & E Fees                              16,724
                                                              ----------

Transfers as reported in the Statutory Summary of Operations
 of the Company                                               $4,175,745
                                                              ==========